                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference of our firm under the captions "Selected Financial Data" and "Experts" and to the use of our reports dated March 11, 2000 and February 3, 2000, in the Registration Statement (Form S-1) and related Prospectus of Bruker Daltonics, Inc. for the registration of its shares of common stock.

                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 10, 2000